UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 13, 2006


                        GLOBAL PAYMENT TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


              Delaware                  0-25148              11-2974651
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    (State or Other Jurisdiction      (Commission           (IRS Employer
          of Incorporation)             File No.)         Identification No.)


425B Oser Avenue, Hauppauge, New York                                 11788
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(Address of Principal Executive Offices)                            (Zip Code)


       Registrant's telephone number, including area code: (631) 231-1177


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

         On February 13, 2006, Global Payment Technologies, Inc. ("GPT"), issued a press release announcing the Company's financial results for the fiscal quarter ended December 31, 2005.

Item 9.01  Financial Statements and Exhibits.

       (c)   Exhibits.

               99.1       Press Release dated February 13, 2006

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2006

                             GLOBAL PAYMENT TECHNOLOGIES, INC.



                             By: /s/ Thomas McNeill
                                 -----------------------------------------------
                                 Name:   Thomas McNeill
                                 Title:  Vice President, Chief Financial Officer
                                         and Secretary

                                  EXHIBIT INDEX
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Exhibit
Number            Description
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99.1              Press Release dated February 13, 2006.